Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated June 8, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about July 1, 2018 (the “Effective Date”), the Columbia Mid Cap Value Fund (the “Fund”) will be renamed the Columbia Select Mid Cap Value Fund. Therefore, as of the Effective Date, all references in the Prospectus and SAI to this Fund are amended to be references to the Columbia Select Mid Cap Value Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.